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                                                               EXHIBIT 10.A

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


  We consent to the references to our firm under the captions "Experts" in the Prospectus and "Independent Auditors" in the Statement of Additional Information in Post-Effective Amendment No. 5 to the Registration Statement (Form N-4, No. 33-82646) of John Hancock Variable Annuity Account V.

 We also consent to the inclusion of our reports dated February 6, 1998, with respect to the financial statements included in the Annual Report of the John Hancock Variable Annuity Account V, and dated February 18, 1998, with respect to the financial statements included in the Annual Report of the John Hancock Mutual Life Insurance Company for the year ended December 31, 1997.


                                            /s/ ERNST & YOUNG LLP

                                            ERNST & YOUNG LLP


Boston, Massachusetts
April 24, 1998